================================================================================






                                   PFIZER INC.




                                       to




                            THE CHASE MANHATTAN BANK




                                    Indenture




                          Dated as of January 30, 2001







================================================================================

                                   PFIZER INC.

         Reconciliation and tie between the Trust Indenture Act of 1939 and the Indenture, dated as of January 30, 2001

                 TRUST
               INDENTURE
                  ACT                                   INDENTURE
                SECTION                                  SECTION
---------------------------------------  ---------------------------------------
section 310 (a)(1).....................                section 609
      (a)(2)...........................                section 609
      (a)(3)...........................               Not Applicable
      (a)(4)...........................               Not Applicable
      (a)(5)...........................                section 609
      (b)..............................          section 608; section 610
      (c)..............................               Not Applicable
section 311 (a)........................                section 613
      (b)..............................                section 613
section 312 (a)........................          section 701; section 702
      (b)..............................                section 702
      (c)..............................                section 702
section 313 (a)........................                section 703
      (b)..............................                section 703
      (c)..............................                section 703
      (d)..............................                section 703
section 314 (a)........................                section 704
      (a)(4)...........................          section 101; section 1005
      (b)..............................               Not Applicable
      (c)(1)...........................                section 102
      (c)(2)...........................                section 102
      (c)(3)...........................               Not Applicable
      (d)..............................               Not Applicable
      (e)..............................                section 102
section 315 (a)........................                section 601
      (b)..............................                section 602
      (c)..............................                section 601
      (d)..............................                section 601
      (e)..............................                section 514
section 316 (a)........................                section 101
      (a)(1)(A)........................                section 502
      (a)(1)(B)........................                section 513
      (a)(2)...........................               Not Applicable
      (b)..............................                section 508
      (c)..............................                section 104
section 317 (a)(1).....................                section 503
      (a)(2)...........................                section 504
      (b)..............................                section 1003
section 318 (a)........................                section 107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.


                                      -i-
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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101   Definitions....................................................1
Section 102   Compliance Certificates and Opinions...........................9
Section 103   Form of Documents Delivered to Trustee.........................9
Section 104   Acts of Holders; Record Dates.................................10
Section 105   Notices, etc., to Trustee and Company.........................12
Section 106   Notice to Holders; Waiver.....................................13
Section 107   Conflict with Trust Indenture Act.............................13
Section 108   Effect of Headings and Table of Contents......................13
Section 109   Successors and Assigns........................................13
Section 110   Separability Clause...........................................13
Section 111   Benefits of Indenture.........................................13
Section 112   Governing Law.................................................14
Section 113   Legal Holidays................................................14


                                   ARTICLE II

                                 SECURITY FORMS

Section 201   Forms Generally...............................................14
Section 202   Form of Face of Security......................................15
Section 203   Form of Reverse of Security...................................16
Section 204   Additional Provisions Required for Global Securities..........21
Section 205   Form of Trustee's Certificate of Authentication...............22


                                   ARTICLE III

                                 THE SECURITIES

Section 301   Amount Unlimited; Issuable in Series..........................22
Section 302   Denominations.................................................25
Section 303   Execution, Authentication, Delivery and Dating................25
Section 304   Temporary Securities, Exchange of Temporary Global Securities
               for Definitive Bearer Securities Representing Registered
               Securities...................................................27
Section 305   Registration, Registration of Transfer and Exchange...........32
Section 306   Mutilated, Destroyed, Lost and Stolen Securities..............35
Section 307   Payment of Interest; Interest Rights Preserved................35
Section 308   Persons Deemed Owners.........................................37

Section 309   Cancellation..................................................38
Section 310   Computation of Interest.......................................39
Section 311   CUSIP Numbers.................................................39
Section 312   Currency of Payments in Respect of Securities.................39
Section 313   Judgments.....................................................43
Section 314   Exchange Upon Default.........................................43


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

Section 401   Satisfaction and Discharge of Indenture.......................44
Section 402   Application of Trust Money....................................45


                                    ARTICLE V

                                    REMEDIES

Section 501   Events of Default.............................................45
Section 502   Acceleration of Maturity; Rescission and Annulment............47
Section 503   Collection of Indebtedness and Suits for Enforcement by
               Trustee......................................................48
Section 504   Trustee May File Proofs of Claim..............................49
Section 505   Trustee May Enforce Claims Without Possession of Securities...49
Section 506   Application of Money Collected................................49
Section 507   Limitation on Suits...........................................50
Section 508   Unconditional Right of Holders to Receive Principal, Premium
               and Interest.................................................50
Section 509   Restoration of Rights and Remedies............................51
Section 510   Rights and Remedies Cumulative................................51
Section 511   Delay or Omission Not Waiver..................................51
Section 512   Control by Holders............................................51
Section 513   Waiver of Past Defaults.......................................51
Section 514   Undertaking for Costs.........................................52
Section 515   Waiver of Stay or Extension Laws..............................52


                                   ARTICLE VI

                                   THE TRUSTEE

Section 601   Certain Duties and Responsibilities...........................52
Section 602   Notice of Defaults............................................53
Section 603   Certain Rights of Trustee.....................................54
Section 604   Not Responsible for Recitals or Issuance of Securities........55
Section 605   May Hold Securities...........................................55
Section 606   Money Held In Trust...........................................55
Section 607   Compensation and Reimbursement................................55


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


Section 608   Conflicting Interests.........................................56
Section 609   Corporate Trustee Required; Eligibility.......................56
Section 610   Resignation and Removal; Appointment of Successor.............57
Section 611   Acceptance of Appointment by Successor........................58
Section 612   Merger, Conversion, Consolidation or Succession to Business...59
Section 613   Preferential Collection of Claims Against Company.............59
Section 614   Appointment of Authenticating Agent...........................59


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701   Company to Furnish Trustee Names and Addresses of Holders.....61
Section 702   Preservation of Information; Communications to Holders........61
Section 703   Reports by Trustee............................................62
Section 704   Reports by Company............................................62


                                  ARTICLE VIII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801   Company May Consolidate, etc., on Certain Terms...............62
Section 802   Successor Substituted.........................................63


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 901   Supplemental Indentures Without Consent of Holders............63
Section 902   Supplemental Indentures with Consent of Holders...............64
Section 903   Execution of Supplemental Indentures..........................65
Section 904   Effect of Supplemental Indentures.............................65
Section 905   Conformity with Trust Indenture Act...........................65
Section 906   Reference in Securities to Supplemental Indentures............66


                                    ARTICLE X

                                    COVENANTS

Section 1001  Payment of Principal, Premium and Interest....................66
Section 1002  Maintenance of Office or Agency...............................66
Section 1003  Money for Securities Payments to Be Held in Trust.............67
Section 1004  Statement by Officers as to Default...........................68
Section 1005  Waiver of Certain Covenants...................................69

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

Section 1101  Applicability of Article......................................69
Section 1102  Election to Redeem; Notice to Trustee.........................69
Section 1103  Selection by Trustee of Securities to be Redeemed.............69
Section 1104  Notice of Redemption..........................................70
Section 1105  Securities Payable on Redemption Date.........................71
Section 1106  Securities Redeemed in Part...................................72


                                   ARTICLE XII

                                  SINKING FUNDS

Section 1201  Applicability of Article......................................73
Section 1202  Satisfaction of Sinking Fund Payments with Securities.........73
Section 1203  Redemption of Securities for Sinking Fund.....................73


                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1301  Applicability of Article......................................74
Section 1302  Defeasance and Discharge......................................74
Section 1303  Covenant Defeasance...........................................74
Section 1304  Conditions to Defeasance or Covenant Defeasance...............75
Section 1305  Deposited Money and Government Obligations to be Held in
               Trust........................................................76


                                   ARTICLE XIV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 1401  Indenture and Securities Solely Corporate Obligations.........76


                                   ARTICLE XV

                                HOLDERS' MEETINGS

Section 1501  Purposes of Meetings..........................................77
Section 1502  Call of Meetings by Trustee...................................77
Section 1503  Call of Meetings By Company Or Holders........................77
Section 1504  Qualifications For Voting.....................................77
Section 1505  Regulations...................................................78
Section 1506  Voting........................................................78
Section 1507  No Delay of Rights By Meeting.................................79

Exhibit A   -     Form of Certificate to be Given by Person Entitled to Receive
                  Bearer Security or Interest Prior to an Exchange Date
Exhibit B   -     Form of Certificate to be Given by Euro-Clear and Clearstream
                  Luxembourg, S.A. in Connection with the Exchange of a Portion of a Temporary Global Note

          INDENTURE, dated as of January 30, 2001, between PFIZER INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 235 East 42nd Street, New York, NY 10017 and THE CHASE MANHATTAN BANK, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                         NOW, THEREFORE, THIS INDENTURE

                              W I T N E S S E T H:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 101 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such statements by such other entity as have been approved by a significant segment of the accounting profession with are in effect as of the date of determination;


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


               (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture, and

               (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership or voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Assistant Secretary", when used with respect to the Company or the Trustee, means any assistant secretary.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Bearer Security" means any Security, in the form established pursuant to Section 201, which is payable to bearer.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day which the Corporate Trust Office of the Trustee is closed for business.

          "Clearstream Luxembourg" means Clearstream Banking, societe anonyme.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Depositary" has the meaning specified in Section 304.

          "Common Stock" shall mean the class of Common Stock, par value $.05 per share, of the Company authorized at the date of this Indenture as originally signed, or any other class of stock resulting from successive changes or reclassifications of such Common Stock, and in any such case including any shares thereof authorized after the date of this Indenture, and any other shares of stock of the Company which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman, its President, its Chief Executive Officer, an Executive Vice President, a Senior Vice President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Date" has the meaning specified in Section 312.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date hereof is located at 450 West 33rd Street, New York, NY 10001 Attention: Capital Markets Fiduciary Services.

          "Corporation" means a corporation, association, company, joint-stock company or business trust.

          "Coupon" means any interest coupon appertaining to any Security.

          "Coupon Security" means any Bearer Security authenticated and delivered with one or more Coupons appertaining thereto.

          "Covenant Defeasance" has the meaning specified in Section 1303.

          "Currency" means Dollars or Foreign Currency.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Defeasance" has the meaning specified in Section 1302.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Securities as contemplated by Section 301.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States that, at the time of payment, is legal tender for the payment of public and private debts.

          "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 312.

          "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 312.

          "Euro" means the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union and as amended by the Treaty of Amsterdam.

          "Euro-clear Operator" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euro-clear System.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Exchange Date" has the meaning specified in Section 304.

          "Expiration Date" has the meaning specified in Section 104.

          "Foreign Currency" has the meaning specified in Section 312.

          "Global Security" means a Security that evidences all or part of the Securities of any series which is issued to a Depository or a nominee thereof for such series in accordance with Section 301(17).

          "Government Obligation" has the meaning specified in Section 1304.

          "Holder" means, with respect to a Security, the Registered Holder, and with respect to a Bearer Security or a Coupon, the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity, and when used with respect to a Bearer Security, includes additional amounts payable to Bearer if so provided pursuant to Section 301.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

          "Market Exchange Rate" means (i) for any conversion involving a Currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant Currency unit and dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in t he relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent, if any, or if there shall not be a Currency Determination Agent, then the Trustee, shall use, without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotation if the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such Currency or Currency unit in question, or such other quotations as the Currency Determination Agent or the Trustee, as the case may be, shall deem appropriate. Unless otherwise specified by the Currency Determination Agent, if any, or if there shall not be a Currency Determination Agent, then by the Trustee, if there is more than one market for dealing in any Currency or Currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency or Currency unit shall be that upon which a nonresident issuer of securities designated in such Currency or Currency unit would purchase such Currency or Currency unit in order to make payments in respect of such Securities.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Notice of Default" means a written notice of the kind specified in
Section 501(4).

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the President, the Chief Executive Officer, or an Executive Vice President, a Senior Vice President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be in-house counsel for the Company or other counsel acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (1) securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (2) securities for whose payment or redemption money in the necessary amount of money or money's worth has been heretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (3) securities as to which Defeasance has been effected pursuant to Section 1302; and

               (4) securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, or waiver or other action hereunder, as of any date (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date upon acceleration of the Maturity thereof pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301, of the principal amount of such Security (or in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee has received an Officer's Certificate from the Company certifying that such Securities are so owned and shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

          "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

          "Permanent Global Security" has the meaning specified in Section 304.

          "Person" means any individual, corporation, partnership, limited liability company or corporation, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Holder" means the Person in whose name a Registered Security is registered in the Security Register.

          "Registered Security" means any Security in the form established pursuant Section 201 which is registered as to principal and interest in the Security Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Responsible Officer" when used with respect to the Trustee, means any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the date on which the principal of such Security or such installment of principal or interest is due and payable, in the case of such principal, as such date may be advanced or extended as provided pursuant to the terms of such Security and this Indenture.

          "Subsidiary" means, as to any Person, an entity of which more than 50% of the outstanding capital stock having ordinary voting power (other than capital stock having such power only by reason of contingency) is at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Temporary Global Security" has the meaning specified in Section 304.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "U.S. Depositary" means a clearing agency registered under the Exchange Act, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 301 until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such

Person, then "U.S. Depositary" as used with respect to the Debt Securities of any series shall mean the U.S. Depositary with respect to the Securities of that series.

          "Valuation Date" has the meaning specified in Section 312.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president whether or not designated by a number or a word or words added before or after the title "vice president".

          Section 102 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action or to refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officers' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

          Section 104 Acts of Holders; Record Dates. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it hereby expressly is required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          The ownership of Securities shall be proved by the Security Register.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date or their DTC certified proxy or official DTC position listing, and no other Holders, shall be entitled to take a vote on the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon on the new record date, Holders of the requisite principal amount of Outstanding Securities of such series shall be entitled to take or vote on the relevant action, whether or not such Holders remain Holders), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request, direction or vote the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date or their DTC certified proxy or official DTC position listing. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by the Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be sent to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

          For the purposes of this Section 104, the term "Holder" means a Registered Holder or a DTC participant listed on a certified official DTC proxy.

          Section 105 Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by mail, first-class postage prepaid, by guaranteed overnight courier or by facsimile transmission (receipt confirmed by a Responsible Officer), followed by overnight courier, to or with the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, Conventional Debt;

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder, unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, by guaranteed overnight courier or by facsimile transmission (receipt confirmed by a Responsible Officer), followed by overnight courier, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company; or

               (3) any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in the official language of the country of publication.

          Section 106 Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, by guaranteed overnight courier or by facsimile transmission (receipt confirmed by facsimile transmission receipt), followed by overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Section 107 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 108 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 109 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 110 Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 111 Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112 Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          Section 113 Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be if such payment is made or duly provided for on such Business Day.


                                   ARTICLE II

                                 SECURITY FORMS

          Section 201 Forms Generally. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository therefor or as may consistently herewith be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series (or any Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          To the extent any provision of any form set forth in this Article conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

          Section 202 Form of Face of Security. [INSERT ANY LEGEND REQUIRED BY UNITED STATES FEDERAL INCOME TAX LAWS AND REGULATIONS.]

PFIZER INC.

No.  ___________________________                            $___________________
                                                            CUSIP No.

          Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________, or registered assigns, the principal sum of _____________________ Dollars [or other currency or currency units] on ____________ [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, AND INTEREST PAYMENTS ARE NOT EXTENDABLE, INSERT -, and to pay interest thereon from ______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [INSERT - SEMI-ANNUALLY, QUARTERLY, MONTHLY OR OTHER DESCRIPTION OF THE RELEVANT PAYMENT PERIOD] on ____________ and ____________ in each year, commencing _________________, at the rate of ____%
per annum until the principal hereof is paid or made available for payment [IF APPLICABLE, INSERT--, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of _______________ per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ______% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue principal shall be payable on demand.]

          Payment of the principal of (and premium, if any) and [IF APPLICABLE, INSERT - any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in , in such coin or currency of [the United States of America] [INSERT OTHER CURRENCY --, IF APPLICABLE] as at the time of payment is legal tender for payment of public and private debts [IF APPLICABLE, INSERT -; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen
(16) days prior to the date for payment by the Person entitled thereto].

          [IF THIS SECURITY IS A GLOBAL SECURITY, INSERT - All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   Pfizer Inc.

Dated:

Attest: _________________________  By: _________________________________________
        Name:                          Name:
        Title:                         Title:

          Section 203 Form of Reverse of Security. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 (herein called the "Indenture", which then shall have the meaning assigned to it in such instrument) between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT--limited in aggregate principal amount to $ ______________].

          [IF APPLICABLE, INSERT - The Securities of this series are subject to redemption upon not less than 30 days notice by mail, [IF APPLICABLE, INSERT -
(1) on ____________ in any year commencing with the year ________ and ending with the year _________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2) at any time [IF APPLICABLE, INSERT - on or after ________ __, 2001], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [IF APPLICABLE, INSERT - on or before __________, ____% and if redeemed] during the 12-month period beginning of the years indicated.

                         REDEMPTION                              REDEMPTION
        YEAR                PRICE               YEAR                PRICE
-------------------  ------------------  ------------------  -------------------




and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT - (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [IF APPLICABLE, INSERT - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ___________ in any year commencing with the year ______ and ending with the year ____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [IF APPLICABLE, INSERT - on or after ____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12- month period beginning ____________ of the years indicated;

                                                         REDEMPTION PRICE FOR
                  REDEMPTION PRICE FOR                   REDEMPTION OTHERWISE
                   REDEMPTION THROUGH                   THAN THROUGH OPERATION
                    OPERATION OF THE                            OF THE
      YEAR            SINKING FUND           YEAR            SINKING FUND
----------------  --------------------  --------------  ------------------------




and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [IF APPLICABLE INSERT - Notwithstanding the foregoing, the Company may not, prior to __________, redeem any Securities of this series as contemplated by [IF APPLICABLE INSERT - Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

          [IF APPLICABLE INSERT - The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ____ and ending with the year ____ of [IF APPLICABLE INSERT - not less than $______________ ("mandatory sinking fund") and not more than] $_____________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [IF APPLICABLE INSERT - mandatory] sinking fund payments may be credited against subsequent [IF APPLICABLE INSERT - mandatory] sinking fund payments otherwise required to be made - [IF APPLICABLE INSERT - in the inverse order in which they become due].]

          [IF THE SECURITY IS SUBJECT TO REDEMPTION OF ANY FUND, INSERT - In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [IF THE SECURITY IS NOT SUBJECT TO REDEMPTION, INSERT - This Security is not redeemable prior to Stated Maturity.]

          [IF APPLICABLE, INSERT - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [,in each case] upon compliance with certain conditions set forth in the Indenture.]

          [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [- INSERT FORMULA FOR DETERMINING THE AMOUNT]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal; premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive with certain exceptions, such past default with respect to all such series and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $____________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers(s) unto

                                ----------------

                        (Please insert social security or
                      other identifying number of assignee)

                   ------------------------------------------
                   ------------------------------------------
                   ------------------------------------------

  (Please print or type name and address including postal zip code of assignee)

the within Note and all rights thereunder, hereby irrevocable constituting and appointing

                   ------------------------------------------

          Attorney to transfer said Notes on the books of the Company, with full power of substitution in the premises.

Date:__________


                                         ---------------------------------------


--------------------------
(Signature Guarantee)

          Section 204 Additional Provisions Required for Global Securities. Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

          "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

          Section 205 Form of Trustee's Certificate of Authentication. The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   The Chase Manhattan Bank, as
                                     Trustee


                                    By:_________________________________________
                                       Authorized Officer


Dated:


                                   ARTICLE III

                                 THE SECURITIES

          Section 301 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1106 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of the Securities of the series is payable; and the right, if any, to shorten or extend the date on which the principal of any Securities of the series is payable and the conditions to any such change;

          (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined; the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable; the manner (if any) of determination of such Interest Payment Dates; and the Regular Record Date, if any, for any such interest payable on any Interest Payment Date;

          (6) the right, if any, to extend the interest payment periods and the terms of such extension or extensions.

          (7) the place or places where the principal of and any premium and interest on Securities of the series shall be payable; and whether, if acceptable to the Trustee, any principal of such Securities shall be payable without presentation or surrender thereof;

          (8) the period or periods within which, or the date or dates on which, the price or prices at which and the term and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company; and if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (9) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund, purchase fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (10) if other than denominations of $100,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (11) if other than the currency of the United States of America, the currency, currencies or currency units in which of the principal of and any premium on interest on any Securities of the series shall be payable and the manner of determining the equivalent in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

          (12) if the amount of principal of or any premium or interest on any series of the Securities may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

          (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and condition upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

          (14) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (15) if either or both of Section 1302 or 1303 do not apply to the Securities of any series;

          (16) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (17) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositary or Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 setting forth the circumstances in which any such Global Security may be exchanged in whole or in part for Securities registered in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

          (18) any addition, modification or deletion of any Events of Default or covenants provided with respect to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

          (19) any addition to or change in the covenants set forth in Article X which applies to Securities of the series;

          (20) the extent to which, or the manner in which, any interest payable on any Global Security on an Interest Payment Date will be paid, if other than in the manner provided in Section 307; and the manner in which any principal of, or premium, if any, on, any Global Security will be paid, if other than as set forth elsewhere herein and whether any Global Security will require any notation to evidence payment of principal or interest; and

          (21) any other terms of the series.

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided in the Officers' Certificate referred to above or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time. Unless otherwise provided, upon the Company's delivery of an Officers' Certificate, together with such additional documentation as the Trustee shall require, a series may be reopened for issuances of additional Securities of such series.

          With respect to Securities of a series offered in a Periodic Offering, the Board Resolution (or action taken pursuant thereto), Officers' Certificate or supplemental indenture referred to above may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company in accordance with other procedures specified in a Company Order as contemplated by the third paragraph of Section 303.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          Notwithstanding Section 301(2) herein and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

          Section 302 Denominations. The Securities of each series shall be issuable only in fully registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $100,000 and any integral multiple thereof.

          Section 303 Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the company by its Chairman of the Board, its Vice Chairman, its President, its Chief Executive Officer, an Executive Vice President, a Senior Vice President, or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the

Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

          With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Section 304 Temporary Securities, Exchange of Temporary Global Securities for Definitive Bearer Securities Representing Registered Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          Every such temporary Security shall be executed by the Company and shall be authenticated and made available for delivery by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities in lieu of which they are issued. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 305 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Security; and provided, further, that a definitive Bearer Security (including a permanent Bearer Security in global form) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in
Section 305. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          Unless otherwise specified pursuant to Section 301, all Bearer Securities of a series shall be initially issued in the form of a single temporary Bearer Security in global form (a "temporary Global Security"). The Company shall execute, and upon Company Order the Trustee shall authenticate, any temporary Global Security and any permanent Bearer Security in global form

(as described below, a "permanent Global Security") upon the same conditions and in substantially the same manner, and with the same effect, as definitive Bearer Securities, and the temporary or permanent Global Security, as the case may be, shall, unless otherwise specified therein, be delivered by the Trustee to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the Euro-clear Operator or Clearstream Luxembourg, as the case may be, for credit to the account of the Company (in the case of sales of Bearer Securities by the Company directly to investors) or the managing underwriter (in the case of sales of Bearer Securities by the Company to underwriters) or such other accounts as the Company or the managing underwriter, respectively, may direct.

          On or after the date specified in or determined pursuant to the terms of any temporary Global Security which (subject to any applicable laws and regulations) shall be at least 40 days after the issue date of a temporary Global Security (the "Exchange Date"), the Securities represented by such temporary Global Security may be exchanged for definitive Securities (subject to the second succeeding paragraph) or Securities to be represented thereafter by one or more permanent Global Securities in definitive form without interest coupons. On or after the Exchange Date such temporary Global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, at its principal office in London (or at such other place specified outside the United States pursuant to Section 301) and following such surrender, the Trustee shall (1) endorse the temporary Global Security or adjust its records to reflect the reduction of its principal amount by an equal aggregate principal amount of such Security, (2) endorse the applicable permanent Global Security, if any, to reflect the initial amount, or an increase in the amount of Securities represented thereby, (3) manually authenticate such definitive Securities (including any permanent Global Security), (4) make available for delivery such definitive Securities to the Holder thereof or, if such definitive Security is a permanent Global Security, make available for delivery such permanent Global Security to the Common Depositary to be held outside the United States for the accounts of the Euro-clear Operator or Clearstream Luxembourg, as the case may be, for credit to the respective accounts at the Euro-clear Operator or Clearstream Luxembourg, as the case may be, designated by or on behalf of the beneficial owners of such Securities (or to such other accounts as they may direct) and (5) make available for redelivery such temporary Global Security to the Common Depositary, unless such temporary Global Security shall have been canceled in accordance with Section 309 hereof; provided, however, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Common Depositary, such temporary Global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by the Euro-clear Operator, as to the portion of such temporary Global Security held for its account then to be exchanged for definitive Securities (including any permanent Global Security), and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream Luxembourg, as to the portion of such temporary Global Security held for its account then to be exchanged for definitive Securities (including any permanent Global Security), each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of the Euro-clear Operator or Clearstream Luxembourg, as the case may be, shall be based on certificates of the account holders listed in the records of the Euro-clear Operator or Clearstream Luxembourg, as the case may be, as being entitled to all or any portion of the applicable temporary Global Security. An account holder of the Euro-clear Operator or Clearstream Luxembourg, as the case may be, desiring to effect the exchange of an interest in a temporary Global Security for an interest in definitive Securities (including any permanent Global Security) shall instruct the Euro-clear Operator or Clearstream Luxembourg, as the case may be, to request such exchange on its behalf and shall deliver to the Euro-clear Operator or Clearstream Luxembourg, as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 10 days prior to the Exchange Date. Until so exchanged, temporary Global Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities (including any permanent Global Security) of the same series authenticated and delivered hereunder, except as to payment of interest, if any.

          The delivery to the Trustee by the Euro-clear Operator or Clearstream Luxembourg of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company and the Trustee as conclusive evidence that a corresponding certificate or certificates has or have been delivered to the Euro-clear Operator or Clearstream Luxembourg, as the case may be, pursuant to the terms of this Indenture.

          On or prior to the Exchange Date, the Company shall deliver to the Trustee definitive Securities in an aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. At any time, on or after the Exchange Date, upon 30 days' notice to the Trustee by the Euro-clear Operator or Clearstream Luxembourg, as the case may be, acting at the request of or on behalf of the beneficial owner, a Security represented by a temporary Global Security or a permanent Global Security, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such temporary Global Security or such permanent Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of a like Stated Maturity and with like terms and conditions, as the portion of such temporary Global Security or such permanent Global Security to be exchanged, which, unless the Securities of the series are not issuable both as Bearer Securities and as Securities, as contemplated by Section 301, shall be in the form of Bearer Securities or Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that definitive Bearer Securities shall be delivered in exchange for a portion of the temporary Global Security or the permanent Global Security only in compliance with the requirements of the second preceding paragraph. On or prior to the forty-fifth day following receipt by the Trustee of such notice with respect to a Security, or, if such day is not a Business Day, the next succeeding Business Day, the temporary Global Security or the permanent Global Security, as the case may be, shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge following such surrender, upon the request of the Euro-clear Operator or Clearstream Luxembourg, as the case may be, and the Trustee shall (1) endorse the applicable temporary Global Security or the permanent Global Security or adjust its records to reflect the reduction of its principal amount by the aggregate principal amount of such Security, (2) cause the terms of such Security and Coupons, if any, to be entered on a definitive Security, (3) manually authenticate such definitive Security, and (4) if a Bearer Security is to be delivered, deliver such definitive Security outside the United States to the Euro-clear Operator or Clearstream Luxembourg, as the case may be, for or on behalf of the beneficial owner thereof, in exchange for a portion of such temporary Global Security or the permanent Global Security.

          Unless otherwise specified in such temporary Global Security or the permanent Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security or the permanent Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of the Euro-clear Operator or Clearstream Luxembourg.

          Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security or the permanent Global Security shall be delivered only outside the United States. Notwithstanding the foregoing, in the event of redemption or acceleration of all or any part of a temporary Global Security prior to the Exchange Date, a permanent Global Security or definitive Bearer Securities, as the case may be, will not be issuable in respect of such temporary Global Security or such portion thereof, and payment thereon will instead be made as provided in such temporary Global Security.

          Until exchanged in full as hereinabove provided, any temporary Global Security or the permanent Global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on such temporary Global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to the Euro-clear Operator or Clearstream Luxembourg on such Interest Payment Date upon delivery by the Euro-clear Operator or Clearstream Luxembourg to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to the Euro-clear Operator or Clearstream Luxembourg, as the case may be, a certificate substantially in the form set forth in Exhibit A to this Indenture.

          Any definitive Bearer Security authenticated and make available for delivery by the Trustee in exchange for a portion of a temporary Global Security or the permanent Global Security shall not bear a coupon for any interest which shall theretofore have been duly paid by the Trustee to the Euro-clear Operator or Clearstream Luxembourg, or by the Company to the Trustee in accordance with the provisions of this Section 304.

          With respect to Exhibits A and B to this Indenture, the Company may, in its discretion and if required or desirable under applicable law or as set forth in any Board Resolution or supplemental indenture with respect to any series of Securities, substitute one or more other forms of such exhibits for such exhibits, eliminate the requirement that any or all certificates be provided, or change the time that any certificate may be required, provided that such substitute form or forms or notice of elimination or change of such certification requirement have theretofore been delivered to the Trustee with a Company Request and such form or forms, elimination or change is reasonably acceptable to the Trustee.

          If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order with respect to such series, authenticate and make available for delivery one or more Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered in the name of the U.S. Depositary for such Global Security or Notes or the nominee of such depositary, and (iii) shall bear a legend substantially as set forth in Section 204.

          Notwithstanding any other provision of this Section or Section 305, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

          If at any time the U.S. Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Securities of such series or if at any time the U.S. Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Securities of such series. If a successor U.S. Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and make available for delivery, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Notes representing such series in exchange for such Global Security or Notes.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and make available for delivery, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Notes representing such series in exchange for such Global Security or Notes.

          If the Securities of any series shall have been issued in the form of one or more Global Securities and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and make available for delivery, Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Notes representing such series in exchange for such Global Security or Notes.

          If specified by the Company pursuant to Section 301 with respect to Securities of a series, the U.S. Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and make available for delivery, without charge:

          (i) to each Person specified by the U.S. Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to the U.S. Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this subsection (c) shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make available for delivery such Securities to the Persons in whose names such Securities are so registered.

          Section 305 Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trustee Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided; provided, however, that the Company may appoint co-Security Registrars or the terms of any series of Securities may provide otherwise.

          Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver or make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

          Except as otherwise provided in Section 304 and this Section 305, at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          If and to the extent specified pursuant to Section 301, the provisions of this Section 305 shall be applicable to Securities of any series which are Bearer Securities. At the option of the Holder thereof, to the extent permitted by law, any Bearer Security of any series which by its terms is registrable as to principal and interest may be exchanged for a Security of such series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions upon surrender of such Bearer Security at the Corporate Trust Office or at any other office or agency of the Company designated pursuant to Section 301 for the purpose of making any such exchanges. Any Coupon Security surrendered for exchange shall be surrendered with all unmatured Coupons and any matured Coupons in default attached thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Security of the same series and of a like Stated Maturity and with like terms and conditions after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. The Company shall execute, and the Trustee shall authenticate and make available for delivery, the Security or Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, the exchange of Bearer Securities for Securities will be subject to the provisions of United States Federal income tax laws and regulations applicable to Securities in effect at the time of such exchange.

          Except as otherwise specified pursuant to Section 301, in no event may Securities, including Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, or 1106 not involving any transfer.

          If the Securities of any series (or of any series and specified tenor) are to be redeemed, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification, (B) if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company within 90 days after it became aware of such cessation, or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301. Notwithstanding the foregoing, the Company may at any time in its sole discretion determine that Securities issued in the form of a Global Security shall no longer be represented in whole or in part by such Global Security, and the Trustee, upon receipt of a Company Order therefor, shall authenticate and deliver definitive Securities in exchange in whole or in part for such Global Security.

          (3) Subject to Clause (2) above, any exchange or transfer of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for or upon transfer of a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906, or 1106 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

          Section 306 Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Securities) or at its principal London office (in the case of Bearer Securities), or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Security has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

          Upon the issuance of any new Security under this Section 306 the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 307 Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 301 with respect to any series of

Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer or exchange subsequent to the Regular Record Date. Unless otherwise specified as contemplated by Section 301 with respect to the Securities of any series, payment of interest on Registered Securities shall be made at the place or places specified pursuant to Section 301 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 301, by wire transfer to an account designated by the Registered Holder.

          Interest on any Bearer Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 301.

          Unless otherwise specified pursuant to Section 301, at the direction of the Holder of any Bearer Security payable in Dollars, payment on such Bearer Security will be made by check drawn on a bank in the City of New York or, if agreeable to the Trustee, by wire transfer to a Dollar account maintained by such Holder outside the United States. If such payment at the offices of all Paying Agents outside the United States become illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 301, at the direction of the holder of any Bearer Security payable in a Foreign Currency, payment on such Bearer Security will be made by a check drawn on a bank outside the United States or by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security will be made by mail to an address in the United States or by wire transfer to an account in the United States.

          Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Security is a Registered Security, forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency or Currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Sections 301 or 312) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange if any, on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 106 not more than 25 days, and not less than 20 days, prior to the date of the proposed payment.

          Subject to the foregoing provisions of this Section 307 each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 308 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the Holder of any Bearer Security or of any Coupon as the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

          The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state that, on the date thereof, a Bearer Security bearing a specified identifying number or other mark was deposited with, or exhibited to, the person executing such certificate by the Person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the Person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other Person, (3) such Bearer Security shall have been registered on the Security Register, if, pursuant to Section 301, such Bearer Security can be so registered, or (4) such Bearer Security shall have been canceled or paid.

          Section 309 Cancellation. Unless otherwise specified pursuant to
Section 301 for Securities of any series, all Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. All Bearer Securities so delivered shall be held by the Trustee and, upon instruction by Company Order, shall be canceled or held for reissuance. Bearer Securities held for reissuance may be reissued only in exchange for Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions pursuant to Section 305 or in replacement of mutilated, lost, stolen, or destroyed Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions. All Bearer Securities held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 309 except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Securities. The acquisition of any Securities by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Securities are surrendered to the trustee for cancellation. In the case of any temporary Global Security which shall be destroyed if the entire aggregate principal amount to the Securities represented thereby has been exchanged, the certificate of destruction shall state that all certificates required pursuant to Section 304 to be given by the Euro-clear Operator or Clearstream Luxembourg, have been duly presented to the Trustee by the Euro-clear operator or Clearstream Luxembourg, as the case may be. Permanent Global Securities shall not be destroyed until exchanged in full for definitive Securities or until payment thereof is made in full.

          Section 310 Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 311 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

          Section 312 Currency of Payments in Respect of Securities. (a) Except as otherwise specified pursuant to Section 301 for Bearer Securities of any series, payment of the principal of (and premium, if any) and interest on Bearer Securities of such series denominated in any Currency will be made in such Currency.

          (b) With respect to Registered Securities of any series not permitting the election provided for in paragraph (c) below or the Holders of which have not made the election provided for in paragraph (c) below, except as provided in paragraph (e) below, payment of the principal of (and premium, if any) and any interest on any Registered Security of such series will be made in the Currency in which such Registered Security is payable.

          (c) It may be provided pursuant to Section 301 with respect to the Registered Securities of any series that Holders shall have the option, subject to paragraphs (e) and (f) below, to receive payments of principal of (and premium, if any) and any interest on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date, and no such change or election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article Eleven). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee by the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in paragraph (b) of this Section 312.

          (d) If the election referred to in paragraph (c) above has been provided for pursuant to Section 301, then not later than the fourth Business Day after the Election Date for each payment date, the Trustee will deliver to the Company a written notice specifying, in the Currency in which each series of the Registered Securities is payable, the respective aggregate amounts of principal of (and premium, if any) and any interest on the Registered Securities to be paid on such payment date, specifying the amounts so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above. If the election referred to in paragraph (c) above has been provided for pursuant to Section 301 and if at least one Holder has made such election, then, on the second Business Day preceding each payment date, the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Currency payments to be made on such payment date. The Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (c) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date.

          (e) If a Conversion Event occurs with respect to a Foreign Currency, the Euro or any other Currency unit in which any of the Securities are denominated or payable, other than pursuant to an election provided for pursuant to paragraph (c) above, then with respect to each date for the payment of principal of (and premium, if any) and any interest on the applicable Securities denominated or payable in such Foreign Currency, the Euro or such other Currency unit occurring after the last date on which such Foreign Currency, the Euro or such other Currency unit was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a Currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, in the manner provided in paragraph
(g) or (h) below.

          (f) If the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph
(e) of this Section 312.

          (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

          (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and subject to the provisions of paragraph (j) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market

Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

          (i) For purposes of this Section 312 the following terms shall have the following meanings:

                  A "Component Currency" shall mean any Currency which, on the Conversion Date, was a component Currency of the relevant Currency unit, including, but not limited to, the Euro.

                  A "Conversion Event" means the cessation of (i) a Foreign Currency to be used both by the government of the country which issued such Currency and for the settlement of transactions by public institutions of or within the international banking community, (ii) the Euro to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any Currency unit other than the Euro to be used for the purposes for which it was established.

                  "Currency Determination Agent" means the New York Clearing House bank, if any, from time to time selected by the Trustee for purposes of Section 312; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company and the Trustee at the time of such appointment, require such agent to make the determinations required by this Indenture by a method consistent with the method provided in this Indenture for the making of such decision or determination.

                  "Exchange Rate Officer's Certificate" means a telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or Currency unit amounts of principal, premium, if any, and any interest respectively (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section 302 in the relevant Currency or Currency unit), payable on the basis of such Market Exchange Rate sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

                  A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant Currency unit, including, but not limited to, the Euro, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies with appropriate Dollar equivalents at the Market Exchange Rate on the date of such replacement equal to the Dollar equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date, and such amounts shall thereafter be Specified Amounts and such Currencies shall thereafter be Component Currencies. If after the Conversion Date of the relevant Currency unit, including, but not limited to, the Euro, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such Currency unit, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

                  "Election Date" shall mean the record date with respect to any payment date, and with respect to the Maturity shall mean the record date (if within 16 or fewer days prior to the Maturity) immediately preceding the Maturity, and with respect to any series of Securities whose record date immediately preceding the Maturity is more than 16 days prior to the Maturity or any series of Securities for which no record dates are provided with respect to interest payments, shall mean the date which is 16 days prior to the Maturity.

          (j) All decisions and determinations of the Trustee or the Currency Determination Agent, if any, regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities denominated or payable in the relevant Currency. In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to the Euro or any other Currency unit in which Securities are denominated or payable, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give written notice in the manner provided in
Section 106 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

          (k) For purposes of any provision of the Indenture where the Holders of Outstanding Securities may perform an Act which requires that a specified percentage of the Outstanding Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Securities denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for Securities of such series, as of the date for determining whether the Holders entitled to perform such Act have performed it, or as of the date of such decision or determination by the Trustee, as the case may be.

          Section 313 Judgments. If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security, it shall become necessary to convert into any other Currency any amount in the Currency due hereunder or under such Security, then such conversion shall be made at the Market Exchange Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other Currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security. Any amount due from the Company under this Section 313 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Company be required to pay more in the Currency or Currency unit due hereunder or under such Security at the Market Exchange Rate as in effect when payment is made than the amount of Currency stated to be due hereunder or under such Security so that in any event the Company's obligations hereunder or under such Security will be effectively maintained as obligations in such Currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.

          Section 314 Exchange Upon Default. If default is made in the payments referred to in Section 1001, then the Company hereby undertakes that, upon presentation and surrender of a permanent Global Security to the Trustee (or to any other Person or at any other address as the Company may designate in writing), on any Business Day on or after the maturity date thereof, the Company will issue and the Trustee will authenticate and make available for delivery to the bearer of such permanent Global Security duly executed and authenticated definitive Securities with the same issue date and maturity date as set out in such permanent Global Security.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

          Section 401 Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Securities), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

          (ii) have become due and payable; or

          (iii) will become due and payable at their Stated Maturity within one year; or

          (iv) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

and the Company, either complies with any other condition or terms specified pursuant to Section 301, or if not so specified in the case of (i), (ii) or
(iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (I) an amount in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section 301 or 312) sufficient to pay and discharge the entire indebtedness on such Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, (II) Government Obligations (as defined in Section 1304) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, an amount equal to the amount set forth in subsection I immediately above, or (III) a combination thereof, sufficient, in the case of (II) or (III), in the opinion of nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the entire indebtedness on such Securities not therefore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or

Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Securities shall not be deemed terminated or discharged;

          (2) the Company has paid or cause to be paid all other sums payable hereunder by the Company;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with; and

          (4) the Company has delivered to the Trustee an Opinion of Counsel or a ruling by the Internal Revenue Service to the effect that Holders of the Securities of the series will not recognize income, gain or loss for general income tax purposes as a result of such deposit and discharge.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and the obligations of the Company under Section 1001 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive. If, after the deposit referred to in Section 401 has been made, (x) the Holder of a Security is entitled to, and does, elect pursuant to
Section 312(c), to receive payment in a Currency other than that in which the deposit pursuant to Section 401 was made, or (y) if a Conversion Event occurs with respect to the Currency in which the deposit was made or elected to be received by the Holder pursuant to Section 312(c), then the indebtedness represented by such Security shall be fully discharged to the extent that the deposit made with respect to such Security shall be converted into the Currency in which such payment is made.

          Section 402 Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.


                                    ARTICLE V

                                    REMEDIES

          Section 501 Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is inapplicable to a particular series or is specifically deleted or modified in the Board Resolution (or action taken pursuant thereto), Officers' Certificate or supplemental indenture under which such series of Securities is issued or has been deleted or modified in an indenture supplemental hereto:

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 60 days; provided, however, that if the Company is permitted by the terms of the Securities of such series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

          (2) default in the payment of the principal of or, any premium on, any Security of that series at its Maturity; or

          (3) default in the making of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 60 days or;

          (4) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 33% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be to have agreed to an extension of such period if corrective action is initiated by the Company, within such period and is being diligently pursued;

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or ordering for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or authorization of any such action by the Board of Directors; or

          (7) any other Event of Default provided with respect to Securities of that series pursuant to Section 301.

          Section 502 Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 33% in principal amount of the Outstanding Securities of that series may declare the principal amount of all of the Securities of that series (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount plus accrued and unpaid interest (or specified amount shall) become immediately due and payable. Upon payment of such amount in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section 301 or 312), all obligations of the Company in respect of the payment of principal of the Securities of such series shall terminate.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Event of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series;

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; provided, however, that all sums payable under this clause (D) shall be paid in Dollars;

          and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 503 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 60 days;

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or

          (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the Securities of any series and such default continues for a period of 60 days;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and any premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated.

          Section 504 Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditor's or other similar committee.

          Section 505 Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 506 Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607 and any and all amounts due hereunder;

          SECOND: To the payment of the amounts then due and unpaid for the principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

          THIRD: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

          Section 507 Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series as part of the majority set forth in Section 507(2) below;

          (2) the Holders of not less than a majority in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or of the Holders of Outstanding Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders. For the protection and enforcement of the provisions of this Section 507, each and every Holder of Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

          Section 508 Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 509 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512 Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability or would be unjustly prejudicial to the Holders of Securities of such series not joining in any such direction and for which the Trustee has not received satisfactory indemnity.

          Section 513 Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as a single class), by notice to the Trustee, may, on behalf of the Holders of all the Securities of such series, waive any past default under the Indenture and its consequences, except a default

          (1) in payment of the principal of or any premium or interest on any Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Securities of such series; or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist and be deemed not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 514 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit, other than the Trustee, to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section 514 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or by the Trustee.

          Section 515 Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay, or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

          Section 601 Certain Duties and Responsibilities. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with the respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to Securities of any series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (1) prior to the occurrence of an Event of Default with respect to Securities of any series and after the curing or waiving of all Events of Default which may occurred:

                  (A) the duties and obligations of the Trustee with respect to Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (B) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 512 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it or it does not receive an indemnity satisfactory to it against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or directions.

          Section 602 Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 602 and Section 603, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

          Section 603 Certain Rights of Trustee. Subject to the provisions of
Section 601:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any Officer's Certificate, Opinion of Counsel, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

          (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, at reasonable times previously notified to the Company to examine the relevant books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Trustee shall not be deemed to have knowledge of any default or Event of Default except (i) any Event of Default occurring pursuant to Sections 501(1), 501(2) or 501(3) or (ii) any default or Event of Default of which a Responsible Officer of the Trustee has received written notification or obtained actual knowledge.

          (9) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (10) before the Trustee acts or refrains from acting, it may require an Officers' Certificate and an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

          (11) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

          (12) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

          Section 604 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 605 May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 606 Money Held In Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 607 Compensation and Reimbursement.

          The Company agrees

          (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          To secure the Issuers' payment obligations in this Section 607, the Trustee shall have a senior claim and lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee.

          When the Trustee incurs expenses or renders services after an Event of Default specified in clause (5), (6) or (7) of Section 501 occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any bankruptcy law and are intended to constitute expenses of administration under any bankruptcy law. The Company's obligations under this
Section 607 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's obligations hereunder and any rejection or termination under any bankruptcy law.

          Section 608 Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and in this Indenture. To the extent provided by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

          Section 609 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to the Securities of each series, which may be a Trustee hereunder for Securities of one or more other series. Each Trustee shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such person publishes reports of condition at least annually, pursuant to law, or to the requirements of its supervising or examining authority, then for the purposes of this Section 609 and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee upon any Securities.

          Section 610 Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of at least a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the removal of the Trustee, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder; or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees for the Securities of such series.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of at least a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supercede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          Section 611 Acceptance of Appointment by Successor. In the case of the appointment hereunder of a successor Trustee with respect to all Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to its claim, if any, provided for in
Section 607.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 612 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate business of the Trustee, shall be successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. As soon as practicable thereafter, the successor Trustee shall mail a notice of its succession to the Company and to the Holders of the Securities. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

          Section 613 Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 614 Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 614 the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. As soon as practicable thereafter, the successor Authenticating Agent shall mail a notice of its succession to the Trustee and the Company.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice or resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Company agrees to indemnify each Authenticating Agent on the same terms and conditions as set forth in Section 607.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities of the series designated there referred to in the within-mentioned Indenture.


                                 The Chase Manhattan Bank
                                   As Trustee



                                 By:____________________________________________
                                    As Authenticating Agent



                                 By:____________________________________________
                                    Authorized Officer


                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 701 Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee

          (a) 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the registered Securities of each series as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

          The Company shall also be required to furnish to the Trustee at all such times set forth above all information in the possession or control of the Company or any of its Paying Agents, other than the Trustee, as to the names and addresses of the Holders of Bearer Securities of all series; provided, however, that the Company shall have no obligation to investigate any matter relating to any Holders of Bearer Securities of any series.

          Section 702 Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          Section 703 Reports by Trustee. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each June 1 following the date of this Indenture, deliver to Holders a brief report, dated as of such June 1, which complies with the provisions of such Section 313(a).

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          Section 704 Reports by Company. Unless otherwise specified with respect to a particular series of Securities pursuant to Section 301, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE VIII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          Section 801 Company May Consolidate, etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person or Persons (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety to any other Person (whether or not affiliated with the Company) lawfully entitled to acquire the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, conveyance or transfer, (i) the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such properties and assets, and (ii) the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and that it constitutes the legal, valid and binding obligation of the successor, subject to the customary exceptions.

          Section 802 Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or, transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

          Section 901 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, to or facilitate the issuance of Securities in uncertificated form to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Securities of any series in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or
     (B) shall become effective only when there is no such Security Outstanding; or

          (6) to secure the Securities or to provide that any of the Company's obligations under any series of the Securities or this Indenture shall be guaranteed and the terms and conditions for the release or substitution of such security or guarantee; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor or other Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

          Section 902 Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (voting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change the coin, currency or currency unit in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or adversely affect the right to convert any

     Security into shares of Common Stock or other securities or property of the Company as may be provided pursuant to Section 301; or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1005, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902 and Section 1005 or the deletion of this proviso, in accordance with the requirements of
     Section 611 and 901(8).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenants or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company, subject to customary exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

          Section 904 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 905 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 906 Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS

          Section 1001 Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities or except as otherwise provided in Section 306, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If so provided in the terms of any series of Securities established as provided in
Section 301, the interest, if any, due in respect of any temporary Global Security or permanent Global Security, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Security, shall be payable only upon presentation of such Security to the Trustee for notation thereon of the payment of such interest.

          Section 1002 Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain

               (A) in the Borough of Manhattan, the City and State of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange or redemption, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise);

               (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related

     Coupons, if any, may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series, if so provided pursuant to Section 301); provided, however, that if the Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and

               (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange or redemption and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (in the case of Registered Securities) and at the principal London office of the Trustee (in the case of Bearer Securities), and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

          No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on Securities (including any additional amounts payable on Securities of such series, if so provided pursuant to Section 301) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, the City and State of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

          Section 1003 Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities and Coupons, it will, prior to each due date of the principal of and any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or Coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Borough of Manhattan, the City of New York, New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 1004 Statement by Officers as to Default. Unless otherwise specifically provided for with respect to any series of Securities under Section 301, the Company will deliver to the Trustee, on or before June 1 of each calendar year or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, an Officers'

Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          Section 1005 Waiver of Certain Covenants. Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such series or in Section 1004 or 1005 if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

          Section 1101 Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article.

          Section 1102 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

          Section 1103 Selection by Trustee of Securities to be Redeemed. Except in the case of a redemption in whole of the Bearer Securities or the Registered Securities of such series, if less than all the Securities of any series are to be redeemed, the particular securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security shall be an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security in the Currency in which the Securities of such series are denominated. The portions of the principal amount of Securities so selected for partial redemption shall be equal to the minimum authorized denominations for Securities of such series in the Currency in which the Securities of such series are denominated or any integral multiple thereof, except as otherwise set forth in the applicable form of Securities. In any case when more than one Registered Security of such series is registered in the same name, the Trustee, in its discretion, may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          Section 1104 Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1) the Redemption Date;

          (2) the Redemption Price;

          (3) if less than all of the Outstanding Securities of any series and of a specified tenor consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series and of a specified tenor consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

          (4) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

          (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required;

          (6) that the redemption is for a sinking fund, if such is the case;

          (7) such other matters as the Company shall deem desirable or appropriate; and

          (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date on which such exchanges may be made.

          Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any redemption of Securities at the election of the Company, unless, upon the giving of notice of such redemption, Defeasance shall have been effected with respect to such Securities pursuant to
Section 1302, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or the Paying Agent(s) for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and any premium and interest on such Securities, in the Currency or Currencies in which such Securities are denominated (except as provided pursuant to Section 301) sufficient to pay the Redemption Price for such Securities or any portions thereof which are to be redeemed on that date, and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent(s) for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

          Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Subject to the preceding paragraph, any such notice of redemption shall be irrevocable.

          Section 1105 Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Sections 301 or 312) therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such

Security for redemption in accordance with said notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however;

          (a) that installments on interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated in Section 301, only upon presentation and surrender of Coupons for such interest;

          (b) that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities which have a Stated Maturity on or prior to the Redemption Date for such Securities shall be payable according to the terms of such Securities and the provisions of Section 307;

          (c) that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security, and

          (d) that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          On or before 10:00 a.m. New York Time on the Redemption Date, the Company shall deposit with the Paying Agent funds sufficient to pay the Redemption Price plus accrued interest, if any, of all Securities to be redeemed on that date.

          Section 1106 Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                                  SINKING FUNDS

          Section 1201 Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for such Securities.

          The minimum amount of any sinking fund payment provided for by the terms of Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities of is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

          Section 1202 Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in such Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 1203 Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and stating the basis for such credit and that such Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105 and 1106. On or before 10:00 a.m. New York Time on the sinking fund payment date, the Company shall deposit with the Paying Agent funds sufficient to pay the amounts due plus accrued interest, if any.

                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

          Section 1301 Applicability of Article. Unless, pursuant to Section 301, provision is made for either or both of (a) defeasance of any Securities or any series of Securities under Section 1302 and (b) covenant defeasance of any Securities or any series under Section 1303 shall not apply to such Securities of a series, then the provisions of either or both of Section 1302 and Section 1303, as the case may be, together with Sections 1304 and 1305, shall be applicable to the Outstanding Securities of such series upon compliance with the conditions set forth in this Article.

          Section 1302 Defeasance and Discharge. The Company may cause itself to be discharged from its obligations with respect to any Securities or any series of Securities on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, and with respect to the Trustee under
Section 607, (3) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, Defeasance with respect to any Securities or any series of Securities by the Company is permitted under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to such Securities. Following a Defeasance, payment of such Securities may not be accelerated because of an Event of Default.

          Section 1303 Covenant Defeasance. The Company may cause itself to be released from any covenant provided pursuant to Section 301(18), 901(2), 901(6) or 901(7) with respect to any Securities or any series of Securities for the benefit of the Holders of such Securities and the occurrence of any event specified in Sections 501(4) (with respect to any such covenants provide pursuant to Section 301(18), 901(2), 901(6), 901(7)), 501(7) shall be deemed not to be or result in an Event of Default with respect to such Securities as provided in this Section, in each case on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance.")) For this purpose, such Covenant Defeasance means that, with respect to the such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)) whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          Section 1304 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions precedent to application of either Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be.

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms without reinvestment thereof will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the case of (B) or (C), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium, and interest on such Securities on the respective Stated Maturities or on any Redemption Date established pursuant to Clause (3) below, in accordance with the terms of this Indenture and such Securities. As used herein, "Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America or the government which issued the foreign currency in which such Securities are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the foreign currency in which such Securities are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities
     Act) as custodian with respect to any Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt.

          (2) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or with regard to any such event specified in Sections 501(5) and (6), at any time during the period ending on or prior to the 90th day after the date of such deposit or, (it being understood that this condition shall not be deemed satisfied until after such 90th day).

          (3) If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee shall have been made.

          (4) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent Defeasance or Covenant Defeasance have been complied with.

          Section 1305 Deposited Money and Government Obligations to be Held in Trust. Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium, and interest, but such money so held need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.


                                   ARTICLE XIV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

          Section 1401 Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE XV

                                HOLDERS' MEETINGS

          Section 1501 Purposes of Meetings. A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Fifteen for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          Section 1502 Call of Meetings by Trustee. The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 1501, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 106. Unless otherwise specified in this Indenture, such notice shall be given not less than 10 days nor more than 90 days prior to the date fixed for the meeting.

          Section 1503 Call of Meetings By Company Or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least a majority of the Outstanding Securities shall have requested the Trustee to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 10 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 1501, by giving notice thereof as provided in Section 1502.

          Section 1504 Qualifications For Voting. To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

          Section 1505 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 1503, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by at least a majority vote of the meeting.

          Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by section 301) of Securities of such series held or represented by such Holder provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities of such series held by him or her or instruments in writing duly designating him or her as the person to vote on behalf of Holders of Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by at least a majority of such Holders present and the meeting may be held as so adjourned without further notice.

          Section 1506 Voting. The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 1502. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 1507 No Delay of Rights By Meeting. Nothing contained in this Article Fifteen shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Securities of any series.

          IN WITNESS WHEREOF, the parties hereto have cause this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       Pfizer Inc.


Attest: /s/ Kathleen M. Ulrich         By: /s/ Margaret M. Foran
        -------------------------          ------------------------------------


                                       The Chase Manhattan Bank


Attest: /s/ Natalie B. Pesce           By: /s/ James P. Freeman
        -------------------------          ------------------------------------

                                    EXHIBIT A

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                     OR INTEREST PRIOR TO AN EXCHANGE DATE]
                                   CERTIFICATE

                         -------------------------------

     [Insert title or sufficient description of Securities to be delivered]

          This is to certify that as of the date hereof and except as set forth below [ ] principal amount of the above captioned Securities held by you for our account (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and are holding the Securities through such United States financial institutions on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the beneficial interest in the temporary global Security held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certificate excepts and does not relate to [ ] principal amount of Securities held by you for our account as to which we are not able to provide a certificate in this form. We understand that exchange of such portion of the temporary Global Security for definitive Bearer Securities or interests in a permanent Global Security cannot be made until we are able to provide a certificate in this form.

          We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

          "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

Dated: _________, 20___
[To be dated no earlier than the
10th day before the Exchange Date]



                            By:_________________________________________________
                               As, or as agent for, the beneficial owner(s) of the portion of the temporary global Note to which this certificate relates.

                                    EXHIBIT B

               [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR AND
            CLEARSTREAM LUXEMBOURG IN CONNECTION WITH THE EXCHANGE OF
                      A PORTION OF A TEMPORARY GLOBAL NOTE]
                                   CERTIFICATE

                             ----------------------

     [Insert title or sufficient description of Securities to be delivered]

          The undersigned certifies that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)) (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We further certify (i) that we are not making available for exchange or collection of any interest any portion of the temporary Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


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


          "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

Dated: ____________, 20__
[To be dated no earlier than the
Exchange Date]



                               By:______________________________________________
                                  [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                  BRUSSELS OFFICE, as Operator of the Euro-Clear System] [Clearstream Banking, societe anonyme]


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